 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 18, 2012

VLOV INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53155	20-8658254
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11F, No. 157 Taidong Road Xiamen Guanyin Shan International Business Center Siming District, Xiamen City Fujian Province People’s Republic of China	361008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (86592) 2345999
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

Crowe Horwath LLP resigned as the registrant’s independent auditors effective as of April 18, 2012.

The reports of Crowe Horwath LLP on the registrant’s financial statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the registrant’s financial statements for the fiscal periods ended December 31, 2011 and 2010, and through April 18, 2012, there were: (i) no disagreements between the registrant and Crowe Horwath LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Horwath LLP, would have caused Crowe Horwath LLP to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On April 18, 2012, the registrant engaged Crowe Horwath (HK) CPA Limited (“Crowe HK”) as its independent registered accounting firm.  During its two most recent fiscal years ended December 31, 2011, and the subsequent interim period through the engagement of Crowe HK on April 18, 2012, the registrant did not consult with Crowe HK on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements, and Crowe HK did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided Crowe Horwath LLP a copy of the disclosures contained herein and requested that Crowe Horwath LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe Horwath LLP agrees with its statements in this Item 4.01.  A copy of the letter dated April 23, 2012, furnished by Crowe Horwath LLP in response to such request, is filed as Exhibit 16 to this Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description

16	Letter from Crowe Horwath LLP dated April 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VLOV, Inc.
Date:	April 23, 2012	(Registrant)

		By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer

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